NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Bond Fund

Supplement dated January 12, 2017
to the Summary Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled "Portfolio Managers" on page 4 of the Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers	Title	Length of Service
Pramod Atluri	Vice President – Capital Fixed Income Investors, a division of Capital Research	Since 2016
David A. Hoag	Partner – Capital Fixed Income Investors, a division of Capital Research	Since 2007

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